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                                                                   EXHIBIT B-3.3

                   AMERICAN ELECTRIC POWER SERVICE CORPORATION
              ATTRIBUTION BASES - CLASS OF CLIENT COMPANIES BILLED

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                                       Attribution Basis                                        Client Companies
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 No.                                         Description                       AEP Company,       AEP Operating     Nonregulated
                                                                                    Inc.            Companies(*)     Affiliates
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
  1    Number of Bank Accounts                                                        X                X                 X
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  2    Number of Call Center Telephones                                                                X
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  3    Number of Cell Phones/pagers                                                                    X                 X
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  4    Number of Checks Printed                                                       X                X                 X
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  5    Number of Customer Information System Customer Mailings                                         X
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  6    Number of Commercial Customers (Ultimate)                                                       X
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  7    Number of Credit Cards                                                                          X                 X
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  8    Number of Electric Retail Customers (Ultimate)                                                  X
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  9    Number of Employees                                                                             X                 X
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  10   Number of Generating Plant Employees                                                            X
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  11   Number of General Ledger Transactions                                          X                X                 X
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  12   Number of Help Desk Calls                                                                       X                 X
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  13   Number of Industrial Customers (Ultimate)                                                       X
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  14   Number of Job Cost Accounting Transactions                                                      X                 X
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  15   Number of Non-UMWA Employees                                                                    X                 X
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  16   Number of Phone Center Calls                                                                    X
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  17   Number of Purchase Orders Written                                              X                X                 X
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  18   Number of Radios (Base/Mobile/Handheld)                                                         X
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  19   Number of Railcars                                                                              X
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  20   Number of Remittance Items                                                                      X
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  21   Number of Remote Terminal Units                                                                 X
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  22   Number of Rented Water Heaters                                                                  X
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  23   Number of Residential Customers (Ultimate)                                                      X
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  24   Number of Routers                                                                               X                 X
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  25   Number of Servers                                                                               X                 X
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  26   Number of Stores Transactions                                                                   X
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  27   Number of Telephones                                                                            X                 X
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  28   Number of Transmission Pole Miles                                                               X
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  29   Number of Transtext Customers                                                                   X
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  30   Number of Travel Transactions                                                                   X                 X
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  31   Number of Vehicles                                                                              X                 X
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  32   Number of Vendor Invoice Payments                                              X                X                 X
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  33   Number of Workstations                                                                          X                 X
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  34   Active Owned or Leased Communication Channels                                                   X                 X
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  35   Avg. Peak Load for past Three Years                                                             X
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  36   Coal Company Combination                                                                        X
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  37   AEPSC past 3 Months Total Bill Dollars                                         X                X                 X
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  38   AEPSC Prior Month Total Bill Dollars                                           X                X                 X
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  39   Direct                                                                         X                X                 X
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  40   Equal Share Ratio                                                              X                X                 X
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  41   Fossil Plant Combination                                                                        X
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


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
                                                                   EXHIBIT B-3.3

                   AMERICAN ELECTRIC POWER SERVICE CORPORATION
              ATTRIBUTION BASES - CLASS OF CLIENT COMPANIES BILLED


-----------------------------------------------------------------------------------------------------------------------------------
                                       Attribution Basis                                        Client Companies
-----------------------------------------------------------------------------------------------------------------------------------
 No.                                         Description                       AEP Company,       AEP Operating     Nonregulated
                                                                                    Inc.            Companies(*)     Affiliates
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
  42   Functional Department's past 3 Months Total Bill Dollars                       X                X                 X
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  43   KWH Sales (Ultimate Customers)                                                                  X
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  44   Level of Construction - Distribution                                                            X
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  45   Level of Construction - Production                                                              X
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  46   Level of Construction - Transmission                                                            X
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  47   Level of Construction - Total                                                                   X
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  48   MW Generating Capability                                                                        X
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  49   MWH's Generation                                                                                X
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  50   Current Year Budgeted Salary Dollars                                           X                X                 X
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  51   Past 3 Mo. MMBTU's Burned (All Fuel Types)                                                      X
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  52   Past 3 Mo. MMBTU's Burned (Coal Only)                                                           X
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  53   Past 3 Mo. MMBTU's Burned (Gas Type Only)                                                       X
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  54   Past 3 Mo. MMBTU's Burned (Oil Type Only)                                                       X
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  55   Past 3 Mo. MMBTU's Burned (Solid Fuels Only)                                                    X
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  56   Peak Load / Avg. # Cust./KWH Sales Combination                                                  X
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  57   Tons of Fuel Acquired                                                                           X
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  58   Total Assets                                                                   X                X                 X
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  59   Total Assets less Nuclear Plant                                                X                X                 X
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  60   AEPSC Annual Costs Billed (Less Interest and/or Income Taxes
       as Applicable)                                                                 X                X                 X
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  61   Total Fixed Assets                                                                              X                 X
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  62   Total Gross Revenue                                                                             X
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  63   Total Gross Utility Plant (Including CWIP)                                                      X                 X
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  64   Total Peak Load (Prior Year)                                                                    X
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


(*) Includes coal mining and generating subsidiaries of the operating companies


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